UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 23, 2012

T & G APOTHECARY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-173359	27-4588540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3330 South Federal Highway, Suite 200, Boynton Beach, FL	33435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(647) 344-5900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

As used in this current report, the terms “we”, “us” and “our” refer to T & G Apothecary Inc.

On November 23, 2012 we entered into a share exchange agreement with Biologix Hair Inc., (“Biologix”), a Florida corporation, and its shareholders.  Pursuant to the terms of the share exchange agreement, we agreed to acquire all of the issued and outstanding shares of Biologix’s common stock in exchange for the issuance by our company of 26,430,000 post-split shares of our common stock to the shareholders of Biologix. A copy of the share exchange agreement is attached hereto as Exhibit 2.1.

Terms and Conditions of the Share Exchange Agreement

The following is a brief description of the terms and conditions of the share exchange agreement that are material to our company:

1.	our company and Biologix will receive duly executed copies of all third-party consents and approvals contemplated by the share exchange agreement;
2.	no material adverse change will have occurred in the businesses or assets of our company or of Biologix since the effective date of the share exchange agreement;

3.	Biologix will have no more than 26,430,000 common shares issued and outstanding on the closing date of the share exchange agreement;
4.	our company and Biologix will be reasonably satisfied with our respective due diligence investigation of each other;
5.
Biologix will have delivered to our company audited financial statements for its last two fiscal years, and an unaudited interim balance sheet for the six month period ended June 30, 2012, prepared in accordance with United States GAAP by an independent auditor registered with the Public Company Accounting Oversight Board in the United States;

6.	our sole director and officer, Lilia Roberts, will have surrendered for cancellation share certificate(s) representing at least 30,700,000 post-split shares of our common stock held by her; and
7.	we will have entered into a private placement agreement with one or more purchasers for the sale of our common stock for an aggregate purchase price of at least $300,000. (Completed).

The foregoing description of the share exchange agreement is qualified in its entirety by the contents of the share exchange agreement attached as Exhibit 2.1 to this current report.

Due to conditions precedent to closing, including those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the share exchange, or any other actions contemplated in the share exchange agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

2.1	Share Exchange Agreement among T&G Apothecary Inc., Biologix Hair Inc., and the Shareholders of Biologix Hair Inc., dated November 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T & G APOTHECARY, INC.
/s/ Lilia Roberts
Lilia Roberts
President and Director
Date: November 23, 2012